1 2018 Outlook Meeting December 13, 2017 | New York Exhibit 99.1

2 Safe Harbor Statement and Non-GAAP Financial Measures Certain information in this presentation constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-looking statements, including statements about our 2018 outlook for sales, premium income, operating earnings, and operating return on equity, under current market conditions, as well as about weighted average risk-based capital ratios, holding company cash and marketable securities and share repurchases are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control. The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) sustained periods of low interest rates; (2) fluctuation in insurance reserve liabilities and claim payments due to changes in claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of our claims operational processes, and changes in government programs; (3) unfavorable economic or business conditions, both domestic and foreign; (4) legislative, regulatory, or tax changes, both domestic and foreign, including the effect of potential legislation and increased regulation in the current political environment; (5) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (6) a cyber-attack or other security breach could result in the unauthorized acquisition of confidential data; (7) the failure of our business recovery and incident management processes to resume our business operations in the event of a natural catastrophe, cyber attack, or other event; (8) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (9) execution risk related to our technology needs: (10) changes in our financial strength and credit ratings; (11) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (12) actual experience that deviates from our assumptions used in pricing, underwriting, and reserving; (13) actual persistency and/or sales growth that is higher or lower than projected; (14) changes in demand for our products due to, among other factors, changes in societal attitudes, the rate of unemployment, consumer confidence, and/or legislative and regulatory changes, including healthcare reform; (15) effectiveness of our risk management program; (16) contingencies and the level and results of litigation; (17) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (18) ineffectiveness of our derivatives hedging programs due to changes in the economic environment, counterparty risk, ratings downgrades, capital market volatility, changes in interest rates, and/or regulation; (19) changes in accounting standards, practices, or policies; (20) fluctuation in foreign currency exchange rates; (21) ability to generate sufficient internal liquidity and/or obtain external financing; (22) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets; and (23) terrorism, both within the U.S. and abroad, ongoing military actions, and heightened security measures in response to these types of threats. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part I, Item 1A “Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2016 and, to the extent applicable, our subsequently filed quarterly reports on Form 10-Q. The forward- looking statements in this presentation are being made as of the date of this presentation, and the Company expressly disclaims any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise. In analyzing performance, Unum sometimes uses non-GAAP financial measures that differ from what is reported under GAAP. This presentation contains non-GAAP financial measures, including after-tax operating earnings, after-tax operating earnings per share, operating return on equity, and book value per share (excluding accumulated other comprehensive income, or AOCI). Refer to the Appendix for a reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures.

3 Mike Simonds President and Chief Executive Officer, Unum US Peter O’Donnell President and Chief Executive Officer, Unum UK Tim Arnold President and Chief Executive Officer, Colonial Life Today’s Participants Business Segment Presidents Jack McGarry President and Chief Executive OfficerRick McKenney Executive Vice President and Chief Financial Officer Tom White Senior Vice President, Investor Relations Steve Zabel President, Closed Block Operations Joe Foley Senior Vice President, Corporate Marketing and Public Relations Steve Mitchell Chief Financial Officer, US Finance Other Corporate Officers

4 Agenda  Corporate Overview  Financial Performance  2018 Outlook  State of the Business ● Unum US ● Colonial Life ● Unum UK ● Closed Block  Closing Comments  Questions and Answers  Appendix

5 Introduction

6 Corporate Overview KEY MESSAGES Introduction  Leading provider of ancillary employee benefits at the worksite in the US and UK  Positive operating trends and market position  Improving capital generation and deployment  High returning and growing core businesses  Disciplined and consistent operator

7 Corporate Overview 2017 OUTLOOK UPDATE  Earnings outlook revised higher; at the top end of new range  Good sales and premium growth trends  Positive improvement for disability benefits experience and expenses  Challenging UK operating environment  Stable underlying Closed Block results  Share repurchase of approximately $400 million  Increased dividend 15%  Capital position strong 400% RBC

8 Corporate Overview ENVIRONMENT

9 Corporate Overview 2018 Outlook  Consistent earnings growth 4% to 7%  Mid-single-digit sales and premium growth  Strong margins despite interest rate headwinds  UK market to see continued uncertainty  Steady capital deployment – Share repurchases, dividends and M&A  Tax reform expected to be a positive

10 Corporate Overview DIVERSIFIED EMPLOYEE BENEFITS PROVIDER *Before tax results excluding corporate segment

11 Corporate Overview WORKERS AND FAMILIES NEED A SAFETY NET

12 Corporate Overview OUR STRATEGY

13 Corporate Overview A LEADING FRANCHISE

14 Corporate Overview STRONG MARKET POSITIONS All market positions based on inforce premiums, 2016

15 Corporate Overview QUALITY AND REPUTATION 1 Unum US; Source: Versta Research, 2017 Unum Benefits Broker Study (2017) 2 Unum US, Classic Group (11-1,999); Source: Nielsen, “2016 Employer Loyalty Study” (2017) 3 Long Term Disability, Source: 2016 Unum LTD Claimant Satisfaction Research (2017)

16 Corporate Overview EXECUTION OF OUR STRATEGY DRIVES STRONG FINANCIAL PERFORMANCE

17 Corporate Overview 2018 EXECUTION STRATEGY

18 Closing Comments Our Journey Over the Last Decade  Repurchased over 40% of common stock outstanding  Raised the dividend 9 consecutive years, maintained a yield consistent with the market  Effectively managing the Closed Block  Financial flexibility to capitalize on opportunities  Built on reputation of consistency with partners and customers  Invested to expand the product portfolio and capabilities  Developed our talent to be the best in the business

19 Closing Comments Franchise Positioned for the Future  Strong operational performance  Leading market positions in attractive markets  Deep relationships with customers and partners  Solid financial foundation to capitalize on opportunities

20 Financial Performance

21 Financial Performance 2017 OUTLOOK UPDATE  2017 has been an exceptional year for Unum, with financial results surpassing our original Outlook of 3% to 6% operating EPS growth  2017 outperformance has been primarily driven by strong performance in Unum US, with a relatively even mix of operating earnings growth and capital management actions  We anticipate full year 2017 operating earning per share growth at or above our 5% to 8% range (compared to $3.88 in 2016)  4Q 2017 operating trends ● Premium growth consistent with previous trends ● Sales trends are positive in 4Q ● Benefits experience and expenses generally consistent to slightly above 3Q trends ● Miscellaneous investment income trending in-line with expectations ● Positive development in RAS reviews; Potential UDB settlement  Capital position remains strong ● RBC and holding company cash levels trending above original outlook ● Strong statutory earnings ● First Unum (New York) capital contribution of approximately $100 million  Capital return to shareholders remains strong ● Anticipate full year share repurchases of $400 million ● 15% dividend increase approved in May

22 Financial Performance COMPARISON TO ORIGINAL 2017 OUTLOOK

23 Financial Performance ANOTHER YEAR OF CONTINUED STRONG BUSINESS TRENDS… *Last Twelve Months Ending September 30, 2017 In billions of US dollars unless otherwise noted

24 Financial Performance STEADY, FAVORABLE RISK EXPERIENCE… † Excluding Reserve Adjustments *Last Nine Months Ending September 30, 2017

25 Financial Performance WELL MANAGED EXPENSE TRENDS… *Last Nine Months Ending September 30, 2017

26 Financial Performance RESULTS IN STRONG OPERATING MARGINS *Last Nine Months Ending September 30, 2017

27 Financial Performance IMPROVING MIX OF EPS GROWTH  We have produced a 6.5% earnings per share CAGR since 2012, with consistent growth year-to-year in a challenging and volatile economic environment  2017 growth is above the recent trend due to the acceleration of favorable benefits experience in Unum US and expense management  More recently this growth has featured a higher contribution from operational performance Operating earnings per share amounts exclude special items.

28 Financial Performance STRONG PERFORMANCE DRIVES STRONG TRENDS IN CAPITAL MANAGEMENT

29 Financial Performance Topics  Interest Rates  Long-term Care  Capital Management

30 Financial Performance INVESTED ASSET QUALITY Investment grade bonds remain our core holding. *Excludes Policy Loans 1 Formerly 5.12% due to Lehman; Moody’s has subsequently removed it *Trailing 12 month default rates

31 High Yield  Our allocation to high yield has remained very consistent over time at roughly 7% of invested assets.  Our allocation of new purchases to high yield tend to be higher, driven by our desire to maintain our current exposure and the following: ● Higher turnover – High yield is typically shorter duration than our overall portfolio and it is callable; low interest rates increase the incentive to call ● Active Management –We will execute relative value swaps within the high yield sector to maintain our desired duration and credit exposures ● Rising Stars – We have experienced a greater number of Rising Stars compared to Fallen Angels, which creates room to add to high yield without increasing our overall exposure  Our high yield portfolio consistently outperformed our benchmark – the Barclay’s HY Index – by over 100BP a year from 2013 – 2017 YTD Alternatives  We have been increasing our allocation to Alternatives Assets over the last 5 years and will continue to do so for the next 5 years to meet our target allocation. ● The growth will be predominately in the LTC product line ● Alternatives are a strong asset class for LTC given its long duration and lack of disintermediation risk ● The majority of our Alternative Assets are lower volatility, income-generating investments  FASB Classification and Measurement change, which is effective January 1, 2018, requires equity securities to be measured at fair value through net income. ● This accounting change may cause an increase in volatility in income  The change will not require an adjustment of earnings in prior periods, but will require a cumulative-effect adjustment between accumulated other comprehensive income and retained earnings. Financial Performance OUR HIGH YIELD AND ALTERNATIVES INVESTMENT STRATEGY

32 Unum US LTD Discount Rate  We made a 50 basis point reduction in the new claims discount rate for Unum US LTD implemented in 4Q2016  The current margin is very healthy and at the upper end of our target range  We are comfortable with our current discount rate, and we anticipate the group disability benefit ratio to be at the lower end of the 76% to 79% range for 2018 Financial Performance LTD INTEREST MARGIN

33 Financial Performance LONG-TERM CARE  We have exceeded the new money yield assumption every quarter since 4Q2014, building margin in the reserve  We have experienced a higher interest-adjusted loss ratio recently and expect that to continue in 2018  Interest margins have offset the higher loss ratios and we are comfortable with our current reserve levels  The interest rate outlook remains challenging: ● Our assumptions anticipate rates rising back to long-term averages ● Credit spread compression  We continue to manage our LTC exposure and do not expect any potential GAAP reserve charge to impact our capital management ● Our statutory reserves exceed GAAP reserves by approximately $1 billion ● We have largely achieved our assumption for rate increases on the in-force business ● Future rate increases are not presently assumed in our reserves

34  Capital sources are driven primarily by our US traditional insurance companies statutory earnings, enhanced by: ● Unum UK dividends ● Dividends from other affiliates ● Other receipts  Our deployment priorities remain constant: ● Invest in the growth of our core businesses ●M&A ● Support the shareholder dividend ● Share buybacks Financial Performance CAPITAL MANAGEMENT

35 2018 Expectations  Strong statutory earnings continue to drive robust dividend capacity  Repayment of $200 million debt maturity  Share buybacks consistent with 2017  Capital deployment to captives comparable to previous years  Exploring M&A opportunities to enhance our business lines Financial Performance CAPITAL MANAGEMENT Well positioned for today’s uncertainties around tax reform and our positive view of M&A opportunities

36  2017 has been an exceptionally strong year for Unum ● Provides additional flexibility moving into 2018  Our success remains grounded in the disciplined execution of all aspects of our business plan  Capital generation remains strong; providing additional flexibility for capital deployment  We are highly leveraged to higher interest rates and wage inflation, and have a proven track record of effectively managing for the downside Financial Performance CLOSING COMMENTS

37 2018 Outlook

38 2018 Outlook KEY MESSAGES  Core business lines in US expected to generate solid performance − Good premium growth based on continued sales trends and steady persistency − Stable benefits experience − Expense ratios generally flat with 2017  Brexit continues to pressure Unum UK − Lack of “natural growth” impacts in-force growth − Claim volatility expected to continue  Continued pressure from low interest rates − New money yields remain below portfolio yields − No LTD discount rate adjustments expected − LTC reserve assumption nearing inflection point in new money yields  Tax rate modeled in range of 31% - 32% − Tax rate reform expected to be a positive  Operating EPS growth of 4% to 7%  Enhanced capital generation and deployment − Business growth requires capital funding − 2018 share repurchase consistent with 2017 − Common stock dividend increase in May; anticipate increase similar to 2017 − Pay off scheduled debt maturity

39 2018 Outlook FACTORS IMPACTING OUR 2018 OUTLOOK

40 Our strong statutory results in recent years has positioned our balance sheet very well; Enables high level of return to shareholders  Maintain RBC Ratio above 375%  Holding Company cash position greater than1X fixed charges  Leverage reduced by approximately 2%  $400 million of share repurchase  Financial strength to deal with uncertainties of tax reform 2018 Outlook 2018 EXPECTATIONS

41 2018 Outlook AN OUTLOOK WITH CONTINUED GROWTH *Consolidated After-Tax Operating Earnings including Corporate Segment

42  4% to 7% Operating EPS Growth  Anticipated trends ●Stable margins in our core business lines ●Difficult UK environment due to Brexit ●Continued, but declining, drag from low interest rates  Awaiting final tax reform legislation; Expected to be net positive to our business  Consistent return of capital to shareholders in 2018 2018 Outlook CLOSING COMMENTS

43 State of the Business

44 Unum US

45 Unum US BUSINESS SNAPSHOT  Singular focus on employee benefits at the worksite  Broad set of products; top 5 market share in each of: ● Group Long Term and Short Term Disability ● Group Life and AD&D ● Voluntary Benefits ● Individual Disability Benefits  Growing Dental and Vision platform  Emerging Medical Stop-loss offering  Strong brokerage and tech-enabled distribution 1 Last Nine Months Ending September 30, 2017 2 Last Twelve Months Ending September 30, 2017

46 Unum US STRATEGY

47  Employers are more committed to benefits than ever, but …need help with cost, administration, and employee engagement  Consumer need for financial protection is growing, but …they don’t understand our products well  Technology enabling new distribution and offerings, but …insurance is highly regulated and complex  Interest rates remain a pressure point, but …disciplined re-pricing can offset over time  Competition increasing with new carriers filing benefits products, but…building delivery capabilities takes time and scale Unum US MARKET TRENDS

48 Unum US GROWTH THROUGH BETTER CLIENT EXPERIENCES • Talented and engaged workforce of employee benefit experts • Customer focused implementation of Lean Process Improvement • Digital and Automation investments delivers through Agile • Deep integration with select Human Capital Management (HCM) platforms *Nine months ended September 30, 2017 *

49 Unum US GROWTH THROUGH BETTER CLIENT EXPERIENCES 1Unum US, NCG(>2,000); Source: Unum, “Large Case Customer Account Manager Relationship Survey” (2017)

Unum US

GROWTH THROUGH PRODUCT EXPANSION

Unum Dental & Vision

- 2 regions rolled out for Unum in 2017 (~50% of the market); roll out to remaining regions in 1Q18
- In 2017, regions with access to Starmount dental experienced 10-15% higher disability & life quote activity versus other regions
- Premium building to $500 million in 4 years; earnings begin to emerge in 2019


GROUP DENTAL & VISION
New Business Quotes*
40,300
8,300
2016
2017

*YTD quotes through mid-November

unum GROUP 50

51 Unum US GROWTH THROUGH PRODUCT EXPANSION • Medical Stop-Loss is a $15B market with ~15% growth in the past three years, and ROEs in the high teens to the low 20’s. • Coverage is sold through the same brokers as Group and Voluntary benefits • Provides Unum access to medical plan designs, allowing us to better tailor Group and Voluntary solutions • Sales of ~$10 million expected in 2018, scaling rapidly over next 3 years Source: SNL Financial

52 Unum US RISK MANAGEMENT AND DISTRIBUTION

53  Our strong overall results reaffirm the validity of our key strategies: strong client experience, product leadership and investments in data-driven risk management and distribution ●We anticipate solid operating earning growth after a strong 2017 ● Disciplined top line growth ● Consistent risk management ● Improving operational efficiency  Sustained low interest rate environment impacts interest margins, which temper our short-term growth expectations for group disability; We also expect gradual movement up in our Voluntary loss ratio to long term trends  Wage and salary growth are additional levers which may accelerate or temper growth  As always, we will seek to optimize results given market conditions as they emerge Unum US SUMMARY

54 Unum US 2018 FINANCIAL OUTLOOK

55 Colonial Life

56 Colonial Life BUSINESS SNAPSHOT  Primary Products ● Accident, Sickness and Disability ● Life (Term, UL, WL) ● Cancer and Critical Illness  Market Share* ● #6 Voluntary Carrier with 6% market share ● Product Sales: - #2 in STD and Cancer - #3 in Accident - #3 in Hospital Indemnity, UL & WL and Critical Illness  Size and Scale ● Over 80,000 clients served ● Over 3.8 million policies in force ● Over 10,000 career agents and 14,000 brokers under contract *Market share based on Eastbridge U.S. Worksite /Voluntary Carrier Sales Report for 2016 1 Last Nine Months Ending September 30, 2017 2 Last Twelve Months September 30, 2017

57 Colonial Life STRATEGY

58  Colonial Life continues to deliver, strong, consistent results, driven primarily by strong premium income growth and diligent expense management.  2018 is expected to deliver slightly lower earnings growth, driven by accelerating investments in our future growth.  Investments in distribution expansion, partnerships, digital capabilities, and service offerings support our ability to capitalize on marketplace opportunities and achieve our growth objectives.  Talent development, bench strength, and diversity/inclusion are essential to our growth.  While changing market dynamics and growing technology requirement pose risks to our plan, the increasing need for our products and services combined with strong execution will allow us to stay ahead of the market. Colonial Life KEY MESSAGES

59  There is opportunity for continued territory expansion  We opened 3 new territories in 2017 and expect to continue adding 2-4 new territories per year for the foreseeable future.  We will continue to invest in broker and public sector support resources to ensure we continually drive execution excellence.  In addition, we are working to continuously enhance our agent experience and deliver on growing expectations for technology and tools.  We expect to build on the success we are seeing with our 2017 territory expansion. We are encouraged by our overall recruiting and new agent success. Colonial Life TERRITORY EXPANSION

60  Despite maintaining industry leading persistency, customer persistency remains a key area of focus.  We are focused on the customer experience and are investing in people, process and technology to drive higher levels of engagement and satisfaction at the employer and consumer levels. Examples include, enhanced: ● Communications ● Plan Administrator website ● 3rd Party Platform integrations ● Digital capabilities ● Alternative payment capabilities ● Streamlined operational processes  Most policyholder lapses are due to employees leaving their employer. We are continuing to identify opportunities to maintain the consumer relationship in the event of an employee leaving their employer. Colonial Life PERSISTENCY AND RETENTION

61  Expand Colonial Life’s market position and distribution opportunities by integrating competitive, best-in-class, dental and vision products into our portfolio.  A dental vision offering provides our distribution a leading capability to compete in the employer core benefit market.  On track to launch our individual dental PPO in 1Q18 for the small case market.  Plans to launch group dental and vision PPO plans in 2019.  Dental opens the door to other products to help grow overall sales and increase persistency  Dental is the second top-selling employee paid product.  69% of employers offer dental coverage as a workplace benefit  Dental is a high-touch, well-understood product. Colonial Life LEVERAGING DENTAL

62 Colonial Life MILLENIALS  Millennials are a growing share of the workforce.  Studies indicate that Millennials value face-to-face consultation when purchasing insurance.  Millennials value the types of products and advice Colonial Life offers. Over 35% of Colonial’s YTD 2017 sales were to Millennials.  Colonial Life has demonstrated success in attracting and retaining Millennial talent. Colonial’s Millennial talent has grown by 40% over the last 4-years and now represents over 1/3 of our workforce.

63 Colonial Life 2017 YEAR-TO-DATE RESULTS  Our 2017 YTD sales demonstrate the success of our strategic initiatives and investments in sales leadership, distribution effectiveness and sales support ● Solid sales fundamentals through third quarter 2017: - New account sales up 8.6%, Existing account sales up 4.3% - Direct sales up 1.2%, Broker channel sales up 8.2% - Sales to Core <100 lives segment up 10.6% ● Leading indicators continue to be strong: - New reps up 2.8% - Sales from new reps increased 14% - Total sales managers increased 7%, Sales from new managers increased 7%  Key drivers in our 2017 plan:  Execution of growth initiatives - Opened 3 new territories in the first 9 months of 2017  Stable risk management - Benefit ratio stable at 51.3%  Continued expense discipline - Expense ratio down 50 basis points to 18.4%

64 Colonial Life 2018 FINANCIAL OUTLOOK

65 Unum UK

66 Unum UK BUSINESS SNAPSHOT  Primary Products ● Group Income Protection ● Group Life ● Supplementary and Voluntary products: Group Critical Illness, Dental, Individual Income Protection (Closed)  Market Share ● #1 Group Income Protection (38%) ● #5 Group Life (9%) ● #3 Group Critical Illness (14%) ● Dental: 20-25% market share  Market Scope ● Over 10,000 employers served ● 1.7 million employees insured (inc. over 170,000 dental customers) 1 Last Nine Months Ending September 30, 2017 2 Last Twelve Months September 30, 2017

67 Unum UK BUSINESS STRATEGY OVERVIEW

68 2017 YTD September results are stable in a very challenging environment ● Sales up 11% on prior year with strong growth in Dental and Critical Illness. ● Earned premium growth of 2% despite pricing strategy on interest rate sensitive products. ● Profit lower than 2016 due to lower natural growth from wages and staff increments, lower NII and claims volatility. While long term growth opportunities are significant, there continues to be some short-to-medium-term headwinds ● Brexit is driving a high degree of political and economic uncertainty. ● The UK interest rate outlook has deteriorated post-Brexit. ●Employers are cost-sensitive and limiting business investments ●GDP growth is expected to remain positive and avoid recession, although lower than previous projections. Unum UK DOING WELL IN A CHALLENGING ENVIRONMENT

69 Unum UK OPERATING ENVIRONMENT

70  Optimal Financial Management – Deliver focused rate increases in interest rate sensitive products, targeting increased small case sales and optimizing investment returns.  Monitor and mitigate environmental challenges – e.g. Brexit. 2017 challenges to insured workforce, wage growth and claims volatility likely to continue.  Diversification of product portfolio – Continue strong momentum in strategic growth areas of GCI and Dental, increase participation rates and find new sustainable profitable revenue streams.  Expand distribution – Continue to invest in digital capabilities to drive sustainable medium and long term growth and identify alternative distribution opportunities.  Ease of doing business – Complete and embed enhanced admin capabilities, drive digital strategy forward to maintain customers being at the heart of everything we do. Unum UK 2018 KEY PRIORITIES

71  Brexit continues to generate significant uncertainty and ambiguity in our market place and the economic outlook.  Lower economic growth, wage inflation and interest rate outlook continues to have a negative impact on our growth expectations in the short to medium term.  We continue to monitor and adapt our plans accordingly to respond to the external challenges.  Our investment portfolio is defensively positioned, our operational performance is solid, and we continue to invest in technology and proposition enhancements.  We will differentiate ourselves based on outstanding customer service.  The workplace remains an attractive place to distribute insurance products in the UK and the non-interest rate sensitive product markets are showing significant growth.  We are well positioned to capitalize on future growth opportunities as Brexit negotiations are resolved and the operating environment improves. Unum UK WELL PLACED TO DEAL WITH UNCERTAINTY

72 Unum UK 2018 FINANCIAL OUTLOOK

73 Closed Block

74 Closed Block BUSINESS SNAPSHOT  Legacy Discontinued Blocks ● Individual Disability ● Long-term Care  Distribution ● IDI Sales discontinued in mid-1990’s ● ILTC Sales discontinued in 2009 ● GLTC Sales discontinued in 2011 In $ Million, as of September 30, 2017, excludes MV (FAS 115) adjustment *% of Total Gross Reserves 1 Last Nine Months Ending September 30, 2017 2 Last Twelve Months September 30, 2017

75 Closed Block LTC INFORCE PREMIUM AND RISK EXPERIENCE As of September 30, 2017

76 Closed Block STRATEGY

77 Closed Block KEY MESSAGES  We have achieved rate increase approvals for 85-90% of the estimated value embedded in our LTC GAAP reserves.  We have exceeded our LTC new money yield targets while maintaining our aggregate investment credit profile. Better than expected interest margins have offset an elevated interest-adjusted loss ratio.  Since our 2014 reserve update, the cumulative LTC interest-adjusted loss ratio has been 89.7%, which is at the upper end of our 85-90% range. Our outlook is the loss ratio will likely be elevated.  Closed Block IDI performance has been stable. This block’s distributable earnings has retired the Northwind debt as scheduled; 26% of debt remains outstanding and is expected to be fully retired in 2020.

78 Closed Block PREMIUM RATE INCREASE PROGRAM  We have made significant progress on our current rate increase program, and reserves have no value estimated for future rate increase programs.  We have had success in larger, more complex states since last Investor Day. However, phasing in approvals and the remaining undecided states are taking longer than we anticipated.  Policyholder election rates for landing spot has been over 60%. This significantly reduces the future benefit growth rate and positively contributes to reserve margins.  We continue to participate and influence NAIC activities regarding driving consistency in state approaches to approval process.

79 Closed Block LTC LOSS RATIO AND RESERVE OUTLOOK  Reserve Adequacy studies complete; we feel comfortable with our position.  Since our 2014 reserve update, the cumulative LTC interest-adjusted loss ratio has been 89.7%, which is at the upper end of our expected 85-90% range. Our outlook is the loss ratio will likely be elevated.  While the loss ratio is expected to remain elevated, rate increase expectations contribute positively to our reserve margin and we believe we will ultimately exceed our reserve estimate.  Investment margins have offset loss ratio pressure. However, our long term new money assumptions are a watch area.  We unilaterally benefit from higher interest rates as the majority of our block is indemnity; meaning benefit levels are not impacted by care cost inflation rates.  Stat Reserves exceed GAAP Reserves by a comfortable margin (~$1B).  Recently prescribed NAIC guidelines for LTC cash flow testing are not expected to have an impact on our Stat Reserve levels.  NY cash flow testing results are expected to result in contributed capital to our First Unum company at a level similar to prior years and in line with our capital deployment plan.

80 Closed Block CLOSED INDIVIDUAL DISABILITY BLOCK  In 3Q07, we securitized a large portion of our closed individual disability block into a special purpose reinsurance vehicle – Northwind.  Northwind continues to perform as expected, with an expected debt payoff in 2020. This highlights the predictability of this block and our ability to manage it effectively over time.  Once the Northwind debt is paid off, this cashflow will be paid as a dividend to Unum Group rather than debt repayment.

81  Overall Closed Block earnings are expected to remain consistent in 2018 compared to 2017.  Over the long term, we expect gradually declining income trends for this segment as these closed blocks of business wind down.  We will continue to execute on our well-defined strategy of implementing long-term care rate increases, efficient capital management, improved financial analysis, and operational effectiveness.  Longer term, there are a number of external factors which will dictate the performance of these blocks of business, particularly in the long-term care block. Closed Block SUMMARY

82 Closed Block 2018 FINANCIAL OUTLOOK

83 Closing Comments

84 Closing Comments Key Takeaways  Strong operating performance  Leading market positions in growing markets  Solid financial foundation provides substantial flexibility  Strong capital generation that funds growth and fuels enhanced capital deployment  Substantial leverage to rising interest rates and wage inflation  Proven ability to manage through a challenging environment

85 Questions and Answers

86 Appendix Reconciliation of Non-GAAP Financial Measures

87 Appendix RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Non-GAAP Financial Measures We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business: • After-tax operating income or loss, which excludes realized investment gains or losses and certain other items, as applicable; • Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges; and • Book value per common share, which is calculated excluding accumulated other comprehensive income (AOCI) Realized investment gains or losses and unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. Information reconciling the Company’s outlook on after-tax operating income growth per share and operating return on equity to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax operating income are those described in the preceding paragraphs. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on the following page.

88 Appendix RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Four Quarters Ended September 30, 2017 (in millions) Net Income 975.3$ Excluding: Net Realized Investment Gain (net of tax expense of $20.9) 36.4 Loss from Guaranty Fund Assessment (net of tax benefit of $7.2) (13.4) After-tax Operating Income 952.3$ After-tax Average Operating Allocated Operating Income (Loss) Equity (1) Return on Equity Four Quarters Ended September 30, 2017 Unum US 643.0$ 4,034.9$ 15.9% Unum UK 89.7 615.3 14.6% Colonial Life 212.5 1,232.3 17.2% Core Operating Segments 945.2 5,882.5 Closed Block 86.1 3,209.2 2.7% Corporate (79.0) (680.0) Total 952.3$ 8,411.7$ 11.3% (1) Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the adjusted stockholders' equity balances presented below. 2017 2016 Total Stockholders' Equity, As Reported 9,448.6$ 9,361.2$ Excluding: Net Unrealized Gain on Securities 557.4 803.2 Net Gain on Cash Flow Hedges 290.7 335.2 Total Stockholders' Equity, As Adjusted 8,600.5$ 8,222.8$ Average Equity, As Adjusted Four Quarters Ended September 30, 2017 8,411.7$ September 30 (in millions) (in millions)

Appendix

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	Nine Months Ended September 30				Year Ended December 31			
	2017		2016		2016		2015	
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$ 727.3	$ 3.19	$ 683.4	$ 2.88	$ 931.4	$ 3.95	$ 867.1	$ 3.50
Excluding:								
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $10.8; $(1.7); $8.4; $(17.7))	18.1	0.08	(2.5)	(0.02)	15.8	0.07	(26.1)	(0.11)
Loss from Guaranty Fund Assessment (net of tax benefit of $7.2)	(13.4)	(0.06)	-	-	-	-	-	-
After-tax Operating Income	$ 722.6	$ 3.17	$ 685.9	$ 2.90	$ 915.6	$ 3.88	$ 893.2	$ 3.61

	Year Ended December 31							
	2014		2013		2012		2011	
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$ 402.1	$ 1.57	$ 847.0	$ 3.19	$ 888.1	$ 3.15	$ 283.6	$ 0.94
Excluding:								
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $3.3; $2.9; $19.1; $(1.3))	12.8	0.05	3.9	0.02	37.1	0.13	(3.6)	(0.01)
Pension Settlement Loss (net of tax benefit of $22.5)	(41.9)	(0.16)	-	-	-	-	-	-
Costs Related to Early Retirement of Debt (net of tax benefit of $2.8)	(10.4)	(0.04)	-	-	-	-	-	-
Reserve Charges for Closed Block (net of tax benefit of $244.4; $265.0)	(453.8)	(1.77)	-	-	-	-	(492.1)	(1.62)
Unclaimed Death Benefits Reserve Increase (net of tax benefit of $33.4)	-	-	(62.1)	(0.24)	-	-	-	-
Group Life Waiver of Premium Benefit Reserve Reduction (net of tax expense of $29.8)	-	-	55.2	0.21	-	-	-	-
Deferred Acquisition Costs for Closed Block (net of tax benefit of $68.5)	-	-	-	-	-	-	(127.5)	(0.42)
Special Tax Items	-	-	-	-	-	-	22.7	0.08
After-tax Operating Income	$ 895.4	$ 3.49	$ 850.0	$ 3.20	$ 851.0	$ 3.02	$ 884.1	$ 2.91

	Year Ended December 31					
	2010		2009		2008	
	(in millions)	per share*	(in millions)	per share*	(in millions)	per share*
Net Income	$ 877.6	$ 2.69	$ 847.3	$ 2.55	$ 553.4	$ 1.62
Excluding:						
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $9.0; $11.5; $(161.8))	15.7	0.05	0.2	-	(304.1)	(0.89)
Special Tax Items	(10.2)	(0.03)	-	-	-	-
After-tax Operating Income	$ 872.1	$ 2.67	$ 847.1	$ 2.55	$ 857.5	$ 2.51

*Assuming dilution.

unumGROUP 89

Appendix

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	September 30		December 31							
	2017		2016		2015		2014		2013	
	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)
Total Stockholders' Equity, As Reported (Book Value)	$ 9,448.6	$ 42.11	$ 8,968.0	$ 39.02	$ 8,663.9	$ 35.96	$ 8,521.9	$ 33.78	$ 8,639.9	$ 33.23
Excluding:										
Net Unrealized Gain on Securities	557.4	2.48	440.6	1.92	204.3	0.84	290.3	1.15	135.7	0.52
Net Gain on Cash Flow Hedges	290.7	1.30	327.5	1.42	378.0	1.57	391.0	1.55	396.3	1.52
Subtotal	8,600.5	38.33	8,199.9	35.68	8,081.6	33.55	7,840.6	31.08	8,107.9	31.19
Excluding:										
Foreign Currency Translation Adjustment	(265.3)	(1.18)	(354.0)	(1.54)	(173.6)	(0.72)	(113.4)	(0.45)	(47.1)	(0.18)
Subtotal	8,865.8	39.51	8,553.9	37.22	8,255.2	34.27	7,954.0	31.53	8,155.0	31.37
Excluding:										
Unrecognized Pension and Postretirement Benefit Costs	(458.5)	(2.05)	(465.1)	(2.02)	(392.6)	(1.63)	(401.5)	(1.59)	(229.9)	(0.88)
Total Stockholders' Equity, Excluding AOCI	$ 9,324.3	$ 41.56	$ 9,019.0	$ 39.24	$ 8,647.8	$ 35.90	$ 8,355.5	$ 33.12	$ 8,384.9	$ 32.25

	December 31									
	2012		2011		2010		2009		2008	
	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)	(in millions)	(per share)
Total Stockholders' Equity, As Reported (Book Value)	$ 8,604.6	$ 31.84	$ 8,168.0	$ 27.91	$ 8,483.9	$ 26.80	$ 8,045.0	$ 24.25	$ 5,941.5	$ 17.94
Excluding:										
Net Unrealized Gain (Loss) on Securities	873.5	3.23	614.8	2.11	416.1	1.31	382.7	1.16	(837.4)	(2.53)
Net Gain on Cash Flow Hedges	401.6	1.48	408.7	1.39	361.0	1.14	370.8	1.12	458.5	1.38
Subtotal	7,329.5	27.13	7,144.5	24.41	7,706.8	24.35	7,291.5	21.97	6,320.4	19.09
Excluding:										
Foreign Currency Translation Adjustment	(72.6)	(0.26)	(117.6)	(0.41)	(107.1)	(0.34)	(75.3)	(0.23)	(172.8)	(0.52)
Subtotal	7,402.1	27.39	7,262.1	24.82	7,813.9	24.69	7,366.8	22.20	6,493.2	19.61
Excluding:										
Unrecognized Pension and Postretirement Benefit Costs	(574.5)	(2.13)	(444.1)	(1.51)	(318.6)	(1.00)	(330.7)	(1.00)	(406.5)	(1.23)
Total Stockholders' Equity, Excluding AOCI	$ 7,976.6	$ 29.52	$ 7,706.2	$ 26.33	$ 8,132.5	$ 25.69	$ 7,697.5	$ 23.20	$ 6,899.7	$ 20.84

unum GROUP 90

91 Appendix RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (in millions) Benefit Ratio (in millions) Benefit Ratio Year Ended December 31, 2013 Premium Income 4,517.1$ 1,232.2$ Benefits and Change Reserves for Future Benefits 3,222.4 667.0 Unclaimed Death Benefits Reserve Increase (75.4) (20.1) Group Life Waiver of Premium Benefit Reserve Reduction 85.0 - Benefits and Change in Reserves for Future Benefits, Excluding Reserve Adjustments 3,232.0 71.6% 646.9 52.5% Unum US Colonial Life